UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2004

                           MARKETSHARE RECOVERY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                   0-15807                        31-1190725
-----------------------    -----------------------         --------------------
(State of Incorporation)   (Commission File Number)          (IRS Employer
                                                            Identification No.)

                         95 Broadhollow Road, Suite 101
                               Melville, NY 11747
                    (Address of Principal Executive Offices)

                                 (631) 385-0007
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

      On October 7, 2004, the Registrant entered into an Asset Purchase Agreement with Palomar Enterprises, Inc. (the "Agreement"). Pursuant to the Agreement, the Registrant agreed to purchase certain assets, including certain automotive notes and contracts, a business plan and model for an automotive financial services company and a data base of potential customers and $150,000 in cash from Palomar in exchange for 646,117 shares of the Registrant's Common Stock and 1,000,000 shares of the Registrant's Series A Preferred Stock. Each share of Series A Preferred Stock will convert into 65 shares of the Registrant's Common Stock.

      Concurrently with the execution of the aforementioned Agreement, the Registrant's officers and directors have agreed to sell to Palomar twenty-nine million (29,000,000) shares of the Registrant's Common Stock for $150,000. In the event the transactions discussed above are consummated, Palomar Enterprises and its affiliates will own approximately 85% of the issued and outstanding shares of the Registrant's Common Stock.

Item 5.01         Change in Control of Registrant

      As discussed in Item 1.01 above, in the event the transactions discussed above are consummated, Palomar Enterprises, Inc. will obtain approximately 85% of the Registrant's issued and outstanding shares and as a result will be in control of the Registrant.

Item 9.01         Financial Statements and Exhibits

(c) Exhibits.

      99.1 Asset Purchase Agreement dated October 7, 2004 between the Registrant and Palomar Enterprises, Inc.

      99.2 Capital Stock Purchase Agreement dated October 7, 2004 between the Selling Shareholders and Palomar Enterprises, Inc.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MARKETSHARE RECOVERY, INC.

                                                  By: /s/ Raymond Barton
                                                     ---------------------------
                                                     Raymond Barton, President

Date: October 13, 2004

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